UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2024

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GXO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40470 (Commission File Number)	86-2098312 (IRS Employer Identification No.)

Two American Lane Greenwich, Connecticut		06831
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of GXO Logistics, Inc. (the “Company”) was held on May 21, 2024.

(b) At the 2024 Annual Meeting, the stockholders voted to (1) elect three (3) members of our Board of Directors as Class III directors for a term to expire at the 2025 annual meeting of stockholders; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024; (3) approve the advisory vote on the Company’s executive compensation of our named executive officers; and (4) approve the amendment to the Company’s amended and restated certification of incorporation to adopt provisions allowing officer exculpation under Delaware law. A copy of the Amendment to the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report and incorporated herein by reference.

1.Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brad Jacobs	90,871,371	9,803,818	71,596	8,439,446
Marlene Colucci	93,583,791	7,124,134	38,860	8,439,446
Oren Shaffer	99,287,472	1,421,014	38,299	8,439,446

2.Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,940,686	180,046	65,499	—

3.Advisory Vote to Approve Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,567,227	10,065,553	114,005	8,439,446

4.Charter Amendment to the Amended and Restated Certification of Incorporation to adopt provisions allowing officer exculpation under Delaware law:

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,185,604	14,456,802	104,379	8,439,446

Item 9.01	Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit Number	Description

3.1	The Amendment to the Amended and Restated Certificate of Incorporation of GXO Logistics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2024	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
	Name:	Karlis P. Kirsis
	Title:	Chief Legal Officer